SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  January 18, 1996



                           NOUVEAU INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)


          Delaware                    33-00139-A              23-2832617
   (State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)            File Number)        Identification No.)



                  212 Phillips Road, Exton, Pennsylvania 19341
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (201) 418-7300



                  Health Management, Inc., 525 Washington Boulevard, Jersey City, New Jersey 07310 (Former name or former address, if changed since last report.)



                         The Exhibit Index is on Page 4

Item 4.   Changes in Registrant's Certifying Accountants.


     A letter from Laurence E. Mullins, C.P.A. (the "Former Accountant") addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K stating that they agree with the Registrant's response to Item 4 of the Registrant's Current Report on Form 8-K, dated January 18, 1996, as amended by this Report on Form 8-K/A1, is filed as an Exhibit hereto.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.


                  (c)      Exhibits


                           A letter from Laurence E. Mullins, C.P.A addressed to
the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K.

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




                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           NOUVEAU INTERNATIONAL, INC.

                                         By:   /s/ Gary W. Black, Sr.
                                               -----------------------------
                                               Name:    Gary W. Black, Sr.
                                               Title:   Chief Executive Officer



Date:   February 7, 1996



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


                                  EXHIBIT INDEX


10.5              Letter from Laurence E. Mullins, C.P.A., in accordance with
                  Item 304(a)(3) of Regulation S-K





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